Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS FOR

ORTHOFIX INTERNATIONAL N.V.

On May 24, 2012, Orthofix Holdings, Inc. (“Seller”), an indirect wholly owned subsidiary of Orthofix International N.V. (the “Company”), completed the sale of all of the issued and outstanding shares of capital stock of the Company’s indirect wholly owned subsidiary Breg, Inc. (“Breg”), to Breg Acquisition Corp. (“Buyer”), a newly formed affiliate of Water Street Healthcare Partners II, L.P. (“Water Street”) pursuant to the terms of the previously disclosed stock purchase agreement, dated April 23, 2012, by and among Seller, Buyer and Breg (the “Agreement”).

The purchase price was $157.5 million. After adjustments for working capital and indebtedness in accordance with the terms of the Agreement. The Company applied $145 million of net proceeds to prepay outstanding Company indebtedness, which, as previously disclosed, was in accordance with the Company’s existing credit agreement with JPMorgan Chase Bank, N.A., as Administrative Agent, RBS Citizens, N.A., as Syndication Agent, and certain lender parties thereto (the “Credit Agreement”).

The unaudited pro forma consolidated financial information shown below is based on historical consolidated financial statements of the Company.  The unaudited pro forma financial information presented reflects the estimated pro forma effect of the disposition on the Company.

The unaudited pro forma consolidated financial information is comprised of:

•                  An unaudited pro forma condensed consolidated balance sheet as of March 31, 2012 giving effect to the disposition as if it occurred as of March 31, 2012.

•                  Unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2012 and for the years ended December 31, 2011, December 31, 2010, and December 2009, giving effect to the disposition as if it occurred on January 1, 2012, 2011, 2010 and 2009, respectively.

•                  Notes to unaudited pro forma financial statements.

The unaudited pro forma consolidated financial statements include specific assumptions and adjustments related to the disposition.  These pro forma adjustments have been made to illustrate the anticipated financial effect of the disposition on the Company.  The adjustments are based upon available information and assumptions that the Company believes are reasonable as of the date of this filing.  However, actual adjustments may differ materially from the information presented.  Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma condensed consolidated financial statements.  The unaudited pro forma condensed financial statements, including notes thereto, should be read in conjunction with the historical financial statements and notes thereto of the Company included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2012.

The unaudited pro forma consolidated financial information presented herein is for informational purposes only.  It is not intended to represent or be indicative of the consolidated results of operations or financial position that would have been reported had the disposition been completed as of the dates presented.  The information is not representative of future results of operations or financial position. However, pro forma adjustments reflected in the accompanying unaudited pro forma condensed consolidated financial information reflect estimates and assumptions that the Company’s management believes to be reasonable.

ORTHOFIX INTERNATIONAL N.V.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(Unaudited, U.S. Dollars, in thousands)

as of March 31, 2012

		(4)	Add:
		Business	Use of
	As Reported	Disposition	Proceeds		Pro forma

Assets
Current assets:
Cash and cash equivalents	$47,053	$(347)	$12,500	(1)	$59,206
Restricted cash	79,371	(3,322)	—		76,049
Trade accounts receivable, net	156,495	(13,713)	—		142,782
Inventories, net	90,939	(8,537)	—		82,402
Deferred income taxes	19,028	(488)	—		18,540
Prepaid expenses and other current assets	21,889	(2,333)	(3,994	)(2)	15,562
Total current assets	414,775	(28,740)	8,506		394,541

Property, plant and equipment, net	53,634	(8,587)	—		45,047
Patents and other intangible assets, net	36,399	(28,571)	—		7,828
Goodwill	180,435	(102,730)	—		77,705
Deferred taxes and other long term-assets	22,343	8,068	(899	)(3)	29,512
Total assets	$707,586	$(160,560)	$7,607		$554,633

Liabilities and shareholders’ equity
Current liabilities:
Bank borrowings	$1,423	$—	$—		$1,423
Current portion of long-term debt	20,000	—	(20,000	)(1)	—
Trade accounts payable	17,401	(3,365)	—		14,036
Accrued charges related to U.S. Government inquiries	82,500	—	—		82,500
Other current liabilities	50,173	(10,009)	—		40,164
Total current liabilities	171,497	(13,374)	(20,000)		138,123

Long-term debt	184,945	—	(125,000	)(1)	59,945
Deferred income taxes	9,521	253	—		9,774
Other long-term liabilities	3,215	(1,350)	—		1,865
Total liabilities	369,178	(14,471)	(145,000)		209,707

Shareholders’ equity:
Common shares	1,873	—	—		1,873
Additional paid-in capital	222,794	—	—		222,794
Retained earnings	109,270	(146,089)	152,607	(2)(3)	115,787
Accumulated other comprehensive income	4,471	—	—		4,471
Total shareholders’ equity	338,408	(146,089)	152,607		344,925

Total liabilities and shareholders’ equity	$707,586	$(160,560)	$7,607		$554,633

(See introduction and accompanying notes to the unaudited pro forma condensed consolidated financial statements)

ORTHOFIX INTERNATIONAL N.V.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, U.S. Dollars, in thousands, except per share and share data)

For the Three Months Ended March 31, 2012

		(4)
		Business	Add: Use
	As Reported	Disposition	of Proceeds		Pro forma

Net sales	$143,141	$(27,100)	$—		$116,041
Cost of sales	32,882	(10,941)	—		21,941
Gross profit	110,259	(16,159)	—		94,100

Operating expenses
Sales and marketing	58,280	(8,759)	—		49,521
General and administrative	20,943	(6,086)	—		14,568
Research and development	7,745	(693)	—		7,052
Amortization of intangible assets	1,247	(718)	—		529
	88,215	(16,256)	—		71,670

Operating income	22,044	97	—		22,430

Other income and expense
Other expense, net	(2,971)	122	1,357	(5)	(1,492)
Income before income taxes	19,073	219	1,357		20,938
Income tax expense	(7,057)	(83)	(707	)(6)	(7,956)
Net income (loss) from continuing operations, net of tax	$12,016	$136	$650		$12,982

Net income (loss) from continuing operations per common share - basic	$0.64				$0.70

Net income (loss) from continuing operations per common share - diluted	$0.63				$0.68

Weighted average number of common shares outstanding - basic	18,675,694				18,675,694

Weighted average number of common shares outstanding - diluted	19,116,195				19,116,195

(See introduction and accompanying notes to the unaudited pro forma condensed consolidated financial statements)

ORTHOFIX INTERNATIONAL N.V.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, U.S. Dollars, in thousands, except per share and share data)

For the Year Ended December 31, 2011

		(4)
		Business	Add: Use
	As Reported	Disposition	of Proceeds		Pro forma

Net sales	$578,988	$(108,803)	$—		$470,185
Cost of sales	139,186	(46,539)	—		92,647
Gross profit	439,802	(62,264)	—		377,538

Operating expenses
Sales and marketing	233,609	(33,464)	—		200,145
General and administrative	86,468	(22,115)	—		64,353
Research and development	25,148	(2,286)	—		22,862
Amortization of intangible assets	5,595	(3,245)	—		2,350
Charges related to U.S. Government resolutions	56,463	—	—		56,463
	407,283	(61,110)	—		346,173

Operating income	32,519	(1,154)	—		31,365

Other income and expense
Other expense, net	(11,816)	(54)	5,456	(5)	(6,414)
Income before income taxes	20,703	(1,208)	5,456		24,951
Income tax expense	(21,776)	459	(1,350	)(6)	(22,667)
Net income (loss) from continuing operations, net of tax	$(1,073)	$(749)	$4,106		$2,284

Net income (loss) from continuing operations per common share - basic	$(0.06)				$0.13

Net income (loss) from continuing operations per common share - diluted	$(0.06)				$0.12

Weighted average number of common shares outstanding - basic	18,219,343				18,219,343

Weighted average number of common shares outstanding - diluted	18,219,343				18,563,511

(See introduction and accompanying notes to the unaudited pro forma condensed consolidated financial statements)

ORTHOFIX INTERNATIONAL N.V.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, U.S. Dollars, in thousands, except per share and share data)
For the Year Ended December 31, 2010

		(4)
		Business	Add: Use
	As Reported	Disposition	of Proceeds		Pro forma

Net sales	$564,370	$(103,558)	$—		$460,812
Cost of sales	131,716	(41,153)	—		90,563
Gross profit	432,654	(62,405)	—		370,249

Operating expenses
Sales and marketing	230,942	(30,107)	—		200,835
General and administrative	88,628	(3,583)	—		85,045
Research and development	30,350	(2,392)	—		27,958
Amortization of intangible assets	5,763	(3,550)	—		2,213
Net gain on sale of vascular operations	(12,019)	12,019	—		—
	343,664	(27,613)	—		316,051

Operating income	88,990	(34,792)	—		54,198

Other income and expense
Other expense, net	(16,592)	423	12,929	(5)	(3,240)
Income before income taxes	72,398	(34,369)	12,929		50,958
Income tax expense	(28,190)	13,060	(4,234	)(6)	(19,364)
Net income (loss) from continuing operations, net of tax	$44,208	$(21,309)	$8,695		$31,594

Net income (loss) from continuing operations per common share - basic	$2.51				$1.79

Net income (loss) from continuing operations per common share - diluted	$2.47				$1.76

Weighted average number of common shares outstanding - basic	17,601,956				17,601,956

Weighted average number of common shares outstanding - diluted	17,913,545				17,913,545

(See introduction and accompanying notes to the unaudited pro forma condensed consolidated financial statements)

ORTHOFIX INTERNATIONAL N.V.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, U.S. Dollars, in thousands, except per share and share data)
For the Year Ended December 31, 2009

		(4)
		Business	Add: Use
	As Reported	Disposition	of Proceeds		Pro forma

Net sales	$545,635	$(115,156)	$—		$430,479
Cost of sales	138,450	(41,585)	—		96,865
Gross profit	407,185	(73,571)	—		333,614

Operating expenses
Sales and marketing	215,943	(28,455)	—		187,488
General and administrative	88,866	(16,043)	—		72,823
Research and development	31,460	(2,923)	—		28,537
Amortization of intangible assets	7,041	(4,351)	—		2,690
	343,310	(51,772)	—		291,538

Operating income	63,875	(21,799)	—		42,076

Other income and expense
Other expense, net	(23,854)	254	12,180	(5)	(11,420)
Income before income taxes	40,021	(21,545)	12,180		30,656
Income tax expense	(15,549)	8,187	(4,287	)(6)	(11,649)
Net income (loss) from continuing operations, net of tax	$24,472	$(13,358)	$7,893		$19,007

Net income (loss) from continuing operations per common share - basic	$1.43				$1.11

Net income (loss) from continuing operations per common share - diluted	$1.42				$1.10

Weighted average number of common shares outstanding - basic	17,119,474				17,119,474

Weighted average number of common shares outstanding - diluted	17,202,943				17,202,943

(See introduction and accompanying notes to the unaudited pro forma condensed consolidated financial statements)

Orthofix International N.V.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Note 1     Basis of Presentation

The unaudited pro forma financial information of Orthofix International N.V. (the “Company”) is presented to illustrate the effect on the historical financial position and operating results of the Company from the Company’s May 24, 2012 disposition of the Company’s sports medicine global business unit (“GBU”) through the sale of all the issued and outstanding shares of capital stock of the Company’s indirect wholly owned subsidiary Breg, Inc. (“Breg”).   The unaudited pro forma condensed balance sheet of the Company as of March 31, 2012 is based on the historical unaudited condensed consolidated balance sheet of the Company as of March 31, 2012 as reported on the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2012, after giving effect to the transaction as if it had occurred as of March 31, 2012.  The unaudited condensed consolidated pro forma statements of operations for the three months ended March 31, 2012 are based on the historical unaudited condensed consolidated statement of operations of the Company for the three months ended March 31, 2012 as reported on the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2012, after giving effect to the transaction as if it had occurred on January 1, 2012.  The unaudited condensed consolidated pro forma statements of operations for the years ended December 31, 2011, 2010, and 2009 are based on the historical consolidated statements of operations of the Company for the years ended December 31, 2011, 2010 and 2009, respectively, as reported on the Company’s Annual Reports on Form 10-K for the periods ended December 31, 2011, 2010 and 2009, respectively, after giving effect to the transaction as if it had occurred on January 1, 2011, 2010 and 2009, respectively.

The unaudited pro forma consolidated financial statements include specific assumptions and adjustments related to the disposition.  These pro forma adjustments have been made to illustrate the anticipated financial effect of the disposition on the Company.  The adjustments are based upon available information and assumptions that the Company believes are reasonable as of the date of this filing.  However, actual adjustments may differ materially from the information presented.  Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma condensed consolidated financial statements.  The unaudited pro forma condensed financial statements, including notes thereto, should be read in conjunction with the historical financial statements and notes thereto of the Company included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2012.

The unaudited pro forma consolidated financial information presented herein is for informational purposes only.  It is not intended to represent or be indicative of the consolidated results of operations or financial position that would have been reported had the disposition been completed as of the dates presented.  The information is not representative of future results of operations or financial position. However, pro forma adjustments reflected in the accompanying unaudited pro forma condensed consolidated financial information reflect estimates and assumptions that the Company’s management believes to be reasonable.

Note 2     Pro Forma Adjustments

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2012 reflects the following adjustments

(1)

Reflects the repayment of approximately $145 million of debt using the proceeds from the sale of Breg. The repayment of debt is in accordance with the provisions of the Credit Agreement, as amended, between Orthofix Holdings Inc. and JPMorgan Chase Bank, N.A., as Administrative Agent, RBS Citizens, N.A., as Syndication Agent, and certain lender parties thereto (the “Credit Agreement”). The Credit Agreement requires the term loan facility to be paid in full which terminates the commitment under this facility. Additionally disclosed is the remaining proceeds after the repayment of the debt.

(2)	Reflects the gain on the sale of Breg which excludes certain transaction costs and has been tax effected at a blended rate of 38%, based on statutory rates at March 31, 2012.
(3)	Reflects the elimination of the term loan facility portion of debt issuance costs of approximately $0.9 million.

The unaudited pro forma condensed consolidated Statement of Operations for the three months ended March 31, 2012 and for the years ended December 31, 2011, December 31, 2010, and December 2009 reflect the following adjustments

(4)	Reflects the sale of Breg. Also reflects elimination of legal costs related to the Company’s sale of its Sports Medicine business in the three months ended March 31, 2012.

(5)

Reflects the elimination of interest expense on approximately $145 million of debt paid off in conjunction with the sale of Breg and the related elimination of the term loan facility portion of the amortization of debt issuance costs.  Interest expense is based on an average effective interest rate in effect at the beginning of the three months ended March 31, 2012 and the years ended December 31, 2011, 2010 and 2009 of approximately 3.4%, 3.4%, 8.8% and 8.4% respectively.

(6)

Reflects the income tax effect related to the elimination of earnings (loss) related to the Sports Medicine GBU and the elimination of interest expense, both at a blended rate of 38%, based on statutory rates during the respective period.

(7)

Under the terms of the Agreement, Seller and the Company have agreed to indemnify Buyer with respect to certain specified matters, including (i) the government investigation and product liability matters regarding the previously owned infusion pump product line for pain management, and (ii) pre-closing sales of cold therapy units and certain post-closing sales of cold therapy units. The legal fees and settlements related to such matters of $2.8 million and $5.9 million, in the three months ended March 31, 2012 and the year ended December 31, 2011 respectively, will be presented as part of discontinued operations in the Company’s statement of operations.